THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Core Plus Bond Fund

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

(the “Funds”)

Supplement dated December 21, 2018 to the

Prospectus dated March 1, 2018, as revised March 21, 2018 and supplemented July 3, 2018 and

October 10, 2018 (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

I. The following changes have been made to the Cornerstone Advisors Real Assets Fund: (i) BlackRock Financial Management, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) no longer serve as investment sub-adviser and investment sub-sub-adviser, respectively, to the Fund; (ii) Metropolitan West Asset Management, LLC now serves as an investment sub-adviser to the Fund; and (iii) The Bloomberg Barclays 1-10 Year US TIPS Index has replaced the Bloomberg Barclays US TIPS Index as an additional index of the Fund, and as a component of the One-third Bloomberg Commodity Index/One-third Bloomberg Barclays US TIPS Index/One-third Alerian MLP Index. Accordingly, the Prospectus is hereby amended and supplemented as follows:

1.	All references to BlackRock and BIL are hereby deleted.

2.	The Fund’s “Average Annual Total Returns Table” is hereby deleted and replaced with the following:

Real Assets Fund	1 Year	5 Years	Since Inception (8/30/12)
Fund Return Before Taxes	3.17%	(1.66)%	(1.74)%
Fund Return After Taxes on Distributions	2.29%	(2.22)%	(2.30)%
Fund Return After Taxes on Distributions and Sale of Fund Shares	1.32%	(1.50)%	(1.75)%
MSCI ACWI Index (“MSCI ACWI”) (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.42%
Bloomberg Barclays U.S. Aggregate Index (“Barclays Index”) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.08%
50% MSCI ACWI/50% Barclays Index Blend (reflects no deduction for fees, expenses or taxes)[1]	13.35%	6.50%	6.72%
60% MSCI ACWI/40% Barclays Index Blend (reflects no deduction for fees, expenses or taxes)[1]	15.41%	7.37%	7.72%

Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	1.70%	(8.45)%	(8.65)%
Bloomberg Barclays US TIPS Index (reflects no deduction for fees, expenses or taxes)[2]	3.01%	0.13%	0.41%
Bloomberg Barclays 1-10 Year US TIPS Index (reflects no deduction for fees, expenses or taxes)[21]	1.90%	0.09%	1.21%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(6.52)%	(0.06)%	(0.23)%
One-third Bloomberg Commodity Index/One-third Bloomberg Barclays US TIPS Index/One-third Alerian MLP Index (reflects no deduction for fees, expenses or taxes)[2]	(0.55)%	(2.49)%	(2.54)%
One-third Bloomberg Commodity Index/One-third Bloomberg Barclays 1-10 Year US TIPS Index/One-third Alerian MLP Index (reflects no deduction for fees, expenses or taxes)[2]	(0.91)%	(2.51)%	(2.58)%

1	On January 1, 2018, the 50% MSCI ACWI/50% Barclays Index Blend replaced the 60% MSCI ACWI/40% Barclays Index Blend as an additional index of the Fund, because the Adviser believes the 50% MSCI ACWI/50% Barclays Index Blend better reflects the investment strategies of the Fund.
2	On September 28, 2018, the Bloomberg Barclays 1-10 Year US TIPS Index replaced the Bloomberg Barclays US TIPS Index as an additional index of the Fund, and as a component of the One-third Bloomberg Commodity Index/One-third Bloomberg Barclays US TIPS Index/One-third Alerian MLP Index, because the Adviser believes the Bloomberg Barclays 1-10 Year US TIPS Index better reflects the investment strategies of the Fund.

3.	The following disclosure is hereby added in the Fund’s “Investment Sub-Advisers and Portfolio Managers” summary section:

Metropolitan West Asset Management, LLC

Bret R. Barker, Managing Director, Fixed Income, has managed the portion of the Fund’s assets allocated to Metropolitan West Asset Management, LLC (“MetWest”) since 2018.

Lawrence D. Rhee, Senior Vice President, Fixed Income, has managed the portion of the Fund’s assets allocated to MetWest since 2018.

4.	The following disclosure is hereby added at the end of the “Investment Adviser and Portfolio Managers” section:

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement between Cornerstone and MetWest with respect to the Real Assets Fund is available in the Fund’s Annual Report dated October 31, 2018, which covers the period from November 1, 2017 to October 31, 2018.

5.	The following disclosure is hereby added under the “Real Assets Fund” heading in the “Investment Sub-Advisers and Portfolio Managers” section:

Metropolitan West Asset Management LLC (“MetWest”), 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as investment sub-adviser to a portion of the assets of the Real Assets Fund. MetWest, a California limited liability company founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc. (“TCW Group”). TCW Group, including MetWest and TCW Group’s other subsidiaries, had approximately $198.2 billion in assets under management or committed to management, including $162.3 billion of U.S. fixed income investments, as of September 30, 2018.

Portfolio Managers:

Bret R. Barker, Managing Director, Fixed Income, has managed the portion of the assets of the Real Assets Fund allocated to MetWest since 2018. Mr. Barker is a Specialist Portfolio Manager – Treasuries in the Fixed Income group. Mr. Barker is responsible for the portfolio management of Treasuries, TIPS, agencies, money market instruments, and derivatives. In conjunction with the generalist portfolio managers, he implements decisions on duration and yield curve positioning across all MetWest and several TCW products. Prior to joining MetWest in 1997, he worked at Coast Asset Management in their futures and options department. Mr. Barker earned a BBA in Business with a minor in classical studies from Loyola Marymount University.

Lawrence D. Rhee, Senior Vice President, Fixed Income, has managed the portion of the assets of the Real Assets Fund allocated to MetWest since 2018. Mr. Rhee is a Rates Trader in the Fixed Income group. Mr. Rhee trades money market instruments, Treasuries, and agencies. In conjunction with the generalist portfolio managers he implements decisions on duration and yield curve across TCW and MetWest products. Prior to joining MetWest in 2007, he was a principal, portfolio manager and investment strategist focusing on interest rate derivatives at The Sparta Group LLC. He previously headed the North American foreign exchange derivatives trading desk at Société Générale. Mr. Rhee holds a bachelor’s degree in Economics from Northwestern University.

II.	Mr. Michael G. Hughes no longer serves as a portfolio manager of the Funds. Accordingly, all references to Mr. Hughes are hereby deleted from the Prospectus.

Please retain this supplement for future reference.

THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Core Plus Bond Fund

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

(the “Funds”)

Supplement dated December 21, 2018 to the

Statement of Additional Information dated March 1, 2018, as revised March 21, 2018 and supplemented June 27, 2018 and October 10, 2018

(the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

I. The following changes have been made to the Cornerstone Advisors Real Assets Fund: (i) BlackRock Financial Management, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) no longer serve as investment sub-adviser and investment sub-sub-adviser, respectively, to the Fund; and (ii) Metropolitan West Asset Management, LLC (“MetWest”) now serves as an investment sub-adviser to the Fund. Accordingly, the SAI is hereby amended and supplemented as follows:

1.	All references to BlackRock and BIL are hereby deleted.

2.	“Metropolitan West Asset Management, LLC” is hereby added to the “Real Assets Fund” row of the table under the “Sub-Advisers” heading in “The Adviser and Sub-Advisers” section.

3.	The disclosure under the “Metropolitan West Asset Management LLC” heading in “The Portfolio Managers” section is hereby deleted and replaced with the following:

Metropolitan West Asset Management LLC (“MetWest”), 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund and Real Assets Fund. MetWest, a California limited liability company founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). TCW, including MetWest and TCW’s other subsidiaries, had approximately $198.2 billion in assets under management or committed to management, including $162.3 billion of U.S. fixed income investments, as of September 30, 2018.

Compensation. The Adviser pays MetWest a fee based on the assets under management of each of the Core Plus Bond Fund and Real Assets Fund as set forth in an investment sub-advisory agreement between MetWest and the Adviser.

MetWest compensates the portfolio managers for their management of the Funds. Since MetWest is a subsidiary of TCW, MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. For a Fund’s portfolio managers, the benchmark used is the one associated with the Fund as disclosed in the Prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate a portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares. The Core Plus Bond Fund and Real Assets Fund are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Tad Rivelle	None
Laird Landmann	None
Steven Kane, CFA	None
Bryan Whalen, CFA	None
Bret R. Barker	None
Lawrence D. Rhee	None

¹	Valuation date is October 31, 2018.

Other Accounts. As of October 31, 2018, in addition to the Core Plus Bond Fund and Real Assets Fund, MetWest’s portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Tad Rivelle	29	$103,840.1	44		$11,895.4	225		$39,878.5
	0	$0	23	*	$1,378.5	7	*	$3,862.2
Laird Landmann	27	$97,844.6	20		$8,702.9	205		$33,432.5
	0	$0	3	*	$398.1	6	*	$3,687.9
Steven Kane, CFA	30	$97,895.1	31		$11,913.5	210		$33,750.4
	0	$0	7	*	$1,577.9	6	*	$3,687.9
Bryan Whalen, CFA	26	$103,805.2	44		$11,895.4	224		$39,794.8
	0	$0	23	*	$1,378.5	7	*	$3,862.2
Bret R. Barker	1	$1.7	0		$0	3		$2.5
	0	$0	0		$0	0		$0
Lawrence D. Rhee	0	$0	0		$0	0		$0
	0	$0	0		$0	0		$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “TCW Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The TCW Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an access person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the TCW Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

4.	The reference in the table of contents of “Appendix B – Proxy Voting Policies and Procedures of Cornerstone and Sub-Advisers” to the exhibit relating to MetWest is hereby deleted and replaced with the following:

Metropolitan West Asset Management LLC	Core Plus Bond Fund Real Assets Fund

II.       Mr. Michael G. Hughes no longer serves as a portfolio manager of the Funds. Accordingly, all references to Mr. Hughes are hereby deleted from the SAI.

Please retain this supplement for future reference.